Exhibit 10.1

STOCK REPURCHASE AGREEMENT

This STOCK REPURCHASE AGREEMENT (the “Agreement”) is made as of March 27, 2018 (the “Effective Date”), by and among UNIFIRST CORPORATION, a Massachusetts corporation (the “Purchaser”), THE QUEUE LIMITED PARTNERSHIP, a Delaware limited partnership (the “Queue Seller”), MARIE CROATTI, AS TRUSTEE OF THE MARIE CROATTI RC TRUST - 2006, UNDER INSTRUMENT OF TRUST DATED MAY, 23, 2006, AS AMENDED (the “Marie Croatti RC Seller”), MARIE CROATTI, AS TRUSTEE OF THE MARIE CROATTI CC TRUST - 2006, UNDER INSTRUMENT OF TRUST DATED MAY, 23, 2006, AS AMENDED (the “Marie Croatti CC Seller”), MARIE CROATTI, AS TRUSTEE OF THE MARIE CROATTI CL TRUST - 2006, UNDER INSTRUMENT OF TRUST DATED MAY, 23, 2006, AS AMENDED (the “Marie Croatti CL Seller”), MARIE CROATTI, AS TRUSTEE OF THE MARIE CROATTI FC TRUST - 2006, UNDER INSTRUMENT OF TRUST DATED MAY, 23, 2006, AS AMENDED (the “Marie Croatti FC Seller”), and MARIE CROATTI (“Marie Croatti” and collectively with the Marie Croatti RC Seller, the Marie Croatti CC Seller, the Marie Croatti CL Seller and the Marie Croatti FC Seller, the “Marie Croatti Sellers”). The Queue Seller and the Marie Croatti Sellers are collectively referred to herein as the “Sellers.”

WHEREAS, the Queue Seller desires to sell, and the Purchaser desires to repurchase, 1,062,211 shares (the “Queue Shares”) of the Class B Common Stock, par value $0.10 per share (the “Class B Stock”), of the Purchaser, for a price per share equal to $124.00 (the “Per Share Purchase Price”) on the terms and conditions set forth in this Agreement (the “Queue Transaction”);

WHEREAS, the Marie Croatti RC Seller desires to sell, and the Purchaser desires to repurchase, 28,282 shares (the “Marie Croatti RC Shares”) of the Class B Stock of the Purchaser, for a price per share equal to the Per Share Purchase Price on the terms and conditions set forth in this Agreement (the “Marie Croatti RC Transaction”);

WHEREAS, the Marie Croatti CC Seller desires to sell, and the Purchaser desires to repurchase, 4,616 shares (the “Marie Croatti CC Class B Shares”) of the Class B Stock of the Purchaser and 23,666 shares (the “Marie Croatti CC Common Shares” and collectively with the Marie Croatti CC Class B Shares, the “Marie Croatti CC Shares”) of the Common Stock, par value $0.10 per share (the “Common Stock”), of the Purchaser, for a price per share equal to the Per Share Purchase Price on the terms and conditions set forth in this Agreement (the “Marie Croatti CC Transaction”);

WHEREAS, the Marie Croatti CL Seller desires to sell, and the Purchaser desires to repurchase, 4,615 shares (the “Marie Croatti CL Class B Shares”) of the Class B Stock of the Purchaser and 23,667 shares (the “Marie Croatti CL Common Shares” and collectively with the Marie Croatti CL Class B Shares, the “Marie Croatti CL Shares”) of the Common Stock of the Purchaser, for a price per share equal to the Per Share Purchase Price on the terms and conditions set forth in this Agreement (the “Marie Croatti CL Transaction”);

WHEREAS, the Marie Croatti FC Seller desires to sell, and the Purchaser desires to repurchase, 4,615 shares (the “Marie Croatti FC Class B Shares”) of the Class B Stock of the Purchaser and 23,667 shares (the “Marie Croatti FC Common Shares” and collectively with the Marie Croatti FC Class B Shares, the “Marie Croatti FC Shares”) of the Common Stock of the Purchaser, for a price per share equal to the Per Share Purchase Price on the terms and conditions set forth in this Agreement (the “Marie Croatti FC Transaction”);

WHEREAS, Marie Croatti desires to sell, and the Purchaser desires to repurchase, 171 shares (the “Marie Croatti Class B Shares”) of the Class B Stock of the Purchaser and 2,000 shares (the “Marie Croatti Common Shares” and collectively with the Marie Croatti Class B Shares, the “Marie Croatti Individual Shares”) of the Common Stock of the Purchaser, for a price per share equal to the Per Share Purchase Price on the terms and conditions set forth in this (the “Marie Croatti Individual Transaction” and collectively with the Marie Croatti RC Transaction, the Marie Croatti CC Transaction, the Marie Croatti CL Transaction and the Marie Croatti FC Transaction, the “Marie Croatti Transactions”); and

WHEREAS, it is the intention of the parties to this Agreement that the Queue Transaction and the Marie Croatti Transactions (collectively, the “Transactions”) contemplated by this Agreement be private sales of securities that are exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(7) of the Securities Act and pursuant to the satisfaction of the conditions for the so-called “Section 4 (1 ½)” private resale exemption.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF THE SHARES

Section 1.1 Purchase and Sale of the Queue Shares. Subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Queue Seller hereby agrees to sell, transfer and assign all of Queue Seller’s right, title and interest in and to the Queue Shares to the Purchaser, and the Purchaser hereby agrees to purchase the Queue Shares from the Queue Seller at a price per share equal to the Per Share Purchase Price, for an aggregate purchase price of $131,714,164 (the “Queue Purchase Price”).

Section 1.2 Purchase and Sale of the Marie Croatti RC Shares. Subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Marie Croatti RC Seller hereby agrees to sell, transfer and assign all of Marie Croatti RC Seller’s right, title and interest in and to the Marie Croatti RC Shares to the Purchaser, and the Purchaser hereby agrees to purchase the Marie Croatti RC Shares from the Marie Croatti RC Seller at a price per share equal to the Per Share Purchase Price, for an aggregate purchase price of $3,506,968 (the “Marie Croatti RC Purchase Price”).

Section 1.3 Purchase and Sale of the Marie Croatti CC Shares. Subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Marie Croatti CC Seller hereby agrees to sell, transfer and assign all of Marie Croatti CC Seller’s right, title and interest in and to the Marie Croatti CC Shares to the Purchaser, and the Purchaser hereby agrees to purchase the Marie Croatti CC Shares from the Marie Croatti CC Seller at a price per share equal to the Per Share Purchase Price, for an aggregate purchase price of $3,506,968 (the “Marie Croatti CC Purchase Price”).

Section 1.4 Purchase and Sale of the Marie Croatti CL Shares. Subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Marie Croatti CL Seller hereby agrees to sell, transfer and assign all of Marie Croatti CL Seller’s right, title and interest in and to the Marie Croatti CL Shares to the Purchaser, and the Purchaser hereby agrees to purchase the Marie Croatti CL Shares from the Marie Croatti CL Seller at a price per share equal to the Per Share Purchase Price, for an aggregate purchase price of $3,506,968 (the “Marie Croatti CL Purchase Price”).

Section 1.5 Purchase and Sale of the Marie Croatti FC Shares. Subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Marie Croatti FC Seller hereby agrees to sell, transfer and assign all of Marie Croatti FC Seller’s right, title and interest in and to the Marie Croatti FC Shares to the Purchaser, and the Purchaser hereby agrees to purchase the Marie Croatti FC Shares from the Marie Croatti FC Seller at a price per share equal to the Per Share Purchase Price, for an aggregate purchase price of $3,506,968 (the “Marie Croatti FC Purchase Price”).

Section 1.6 Purchase and Sale of the Marie Croatti Individual Shares. Subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, Marie Croatti hereby agrees to sell, transfer and assign all of Marie Croatti’s right, title and interest in and to the Marie Croatti Individual Shares to the Purchaser, and the Purchaser hereby agrees to purchase the Marie Croatti Individual Shares from Marie Croatti at a price per share equal to the Per Share Purchase Price, for an aggregate purchase price of $269,204 (the “Marie Croatti Individual Purchase Price” and collectively with the Marie Croatti RC Purchase Price, the Marie Croatti CC Purchase Price, the Marie Croatti CL Purchase Price and the Marie Croatti FC Purchase Price, the “Marie Croatti Purchase Price”).

Section 1.7 The Closing. The closing of the Transactions (the “Closing”) shall take place on the Effective Date. At the Closing, (a) the Sellers shall deliver to the Purchaser stock certificates representing the Shares either (i) endorsed for transfer to the Purchaser or (ii) accompanied by an executed stock power sufficient to transfer such Shares to the Purchaser against payment of the Purchase Price therefor by the Purchaser in cash by wire transfer, (b) the Purchaser shall deliver to (i) the Queue Seller the Queue Purchase Price by wire transfer of immediately available funds to an account or accounts designated by the Queue Seller, (ii) the Marie Croatti RC Seller the Marie Croatti RC Purchase Price by wire transfer of immediately available funds to an account or accounts designated by the Marie Croatti RC Seller, (iii) the Marie Croatti CC Seller the Marie Croatti CC Purchase Price by wire transfer of immediately available funds to an account or accounts designated by the Marie Croatti CC Seller, (iv) the Marie Croatti CL Seller the Marie Croatti CL Purchase Price by wire transfer of immediately available funds to an account or accounts designated by the Marie Croatti CL Seller, (v) the Marie Croatti FC Seller the Marie Croatti FC Purchase Price by wire transfer of immediately available funds to an account or accounts designated by the Marie Croatti FC Seller and (vi) Marie Croatti the Marie Croatti Individual Purchase Price by wire transfer of immediately available funds to an account or accounts designated by Marie Croatti and (c) the Sellers shall deliver lock-up agreements to the Purchaser in substantially the form attached hereto as Exhibit A executed by each of the Sellers, Marie Croatti, Cynthia Croatti, Cecelia Levenstein, Carol Croatti and Matthew Croatti.

Section 1.8 Certain Definitions.

(a)
“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person.

(b)
“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasigovernmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

(c)	“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

(d)	“Marie Croatti Shares” means the Marie Croatti RC Shares, the Marie Croatti CC Shares, the Marie Croatti CL Shares, the Marie Croatti FC Shares and the Marie Croatti Individual Shares.

(e)
“Person” means any individual, corporation, partnership, limited liability company, trust, unincorporated association, governmental entity or any agency, instrumentality or political subdivision of any governmental entity, or any other entity or body.

(f)	“Purchase Price” means the Queue Purchase Price and the Marie Croatti Purchase Price.

(g)
“Representatives” means, with respect to a Person, such Person’s Affiliates, and the directors, officers, managers, stockholders, members, principals, partners, employees, agents, attorneys, accountants and other advisors and Representatives of such Person or any of its Affiliates.

(h)	“Shares” means the Queue Shares and the Marie Croatti Shares.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE QUEUE SELLER

The Queue Seller hereby represents and warrants to the Purchaser as follows:

Section 2.1 Authority and Approvals. The Queue Seller has the power and authority to enter into and perform its obligations under this Agreement, and all action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the Queue Transaction has been duly and validly taken. This Agreement has been duly and validly executed and delivered by the Queue Seller. Assuming this Agreement constitutes a valid and binding agreement of the Purchaser, this Agreement constitutes a valid and binding agreement of the Queue Seller, enforceable against the Queue Seller in accordance with its terms.

Section 2.2 The Queue Shares. The Queue Seller is the record and beneficial owner of the Queue Shares. Except for this Agreement, there is no agreement, arrangement or understanding with any other Person regarding the sale or transfer of any Queue Shares, and there exist no liens, claims, options, proxies, voting agreements, charges or encumbrances of any kind affecting the Queue Shares, other than any restrictions on transfer that may be imposed by Law or the Purchaser’s organizational documents. Upon transfer of the Queue Shares to the Purchaser at the Closing against payment of the Queue Purchase Price, the Purchaser will acquire ownership of the Queue Shares, free and clear of all liens, claims, options, proxies, voting agreements, charges or encumbrances of any kind affecting the Queue Shares, other than any restrictions on transfer that may be imposed by Law or the Purchaser’s organizational documents.

Section 2.3 Investment Purpose. The Queue Seller (a) acquired the Queue Shares for investment purposes only and not with a view toward distribution or resale in violation of any applicable securities Laws, and (b) is selling the Queue Shares, as principal, for its own account and not as a broker or agent for another party.

Section 2.4 No General Solicitation; etc. The Queue Seller acknowledges that (a) neither the Purchaser nor any of its Representatives has either directly or indirectly, including through a broker or finder engaged in any general solicitation relating to the purchase of the Queue Shares; (b) the Queue Purchase Price was determined through private arm’s length negotiations between the Purchaser and the Queue Seller, and neither the Purchaser nor the Queue Seller is under any obligation or compulsion to enter into this Agreement; and (c) the Purchaser has not required the Queue Seller, as a condition to entering into this Agreement, to sell a particular number of shares of Class B Stock.

Section 2.5 No Conflicts. The execution, delivery and performance of this Agreement will not (i) violate, conflict with, or result in the breach, acceleration, default or termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions, or conditions of any material agreements or instrument to which the Queue Seller is a party or by which it or its assets may be bound, or (ii) constitute a violation of any material applicable law, rule or regulation, or of any judgment, order, injunctive, award or decree of any court, administrative agency or other governmental authority applicable to the Queue Seller.

Section 2.6 Broker’s Fees. The Queue Seller has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the Queue Transaction.

Section 2.7 No Bad Actors. Neither the Queue Seller nor, to the Queue Seller’s knowledge, any person that has been or will be paid (directly or indirectly) renumeration or a commission for such person’s participation in the offer or sale of the Queue Shares, including solicitation of purchasers of the Queue Seller, is subject to an event that would disqualify an issuer or other covered person under Rule 506(d)(1) of Regulation D or is subject to a statutory disqualification described under Section 3(a)(39) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 2.8 Excluded Information.
(a)The Queue Seller acknowledges that the Purchaser may have access to and may possess material nonpublic information regarding the Purchaser not known to the Queue Seller (the “Excluded Information”). The Excluded Information may or may not be material, may or may not have been publicly disclosed by or on behalf of the Purchaser, directly or indirectly, and may or may not be available to the Queue Seller from sources other than the Purchaser. Although such Excluded Information may be indicative of a value of the Queue Shares that is substantially different than the Queue Purchase Price, the Queue Seller is experienced, sophisticated and knowledgeable in trading securities of public and private companies and understands the disadvantages to which the Queue Seller may be subject on account of the disparity of information as between the Queue Seller and the Purchaser, and the Queue Seller has nonetheless deemed it appropriate and in its best interest to engage in the sale of the Queue Shares hereunder. The Queue Seller further represents, warrants and acknowledges that it: (a) is a sophisticated seller with respect to the Queue Shares, (b) has adequate information concerning the Queue Shares, (c) has conducted, to the extent it deemed necessary, an independent investigation of such matters as, in its judgment, is necessary for it to make an informed investment decision with respect to the sale of the Queue Shares to the Purchaser and with respect to the Purchaser as the purchaser of the Queue Shares, and (d) has not relied upon the Purchaser for any investigation into, assessment of, or evaluation with respect to the sale of the Queue Shares to the Purchaser or with respect to the Purchaser as the purchaser of the Queue Shares.
(b)The Queue Seller acknowledges that it has been afforded (i) the opportunity to receive information (including the Excluded Information) about the Purchaser and its financial condition, results of operations, business, properties, management and prospects, and (ii) the opportunity to ask such questions of, and to receive answers from, Representatives of the Purchaser concerning such information (including the Excluded Information), in each case sufficient to enable it to evaluate a decision to sell the Queue Shares to the Purchaser.
(c)The Queue Seller hereby:
(1)agrees that neither the Purchaser nor its directors, officers, partners, stockholders, members, investors, employees, attorneys, agents or Representatives shall have any liability to the Queue Seller or its affiliates with respect to the existence, possession or non-disclosure of any Excluded Information, whether arising directly or indirectly, primarily or secondarily, by contract or operation of law or otherwise, including as a matter of contribution, indemnification, set-off, rescission, or reimbursement;
(2)waives any right, claim or cause of action, at law or in equity, arising from or relating to, directly or indirectly, the existence, possession or non-disclosure of any Excluded Information, including without limitation pursuant to Sections 10(b) and 20A of the Exchange Act, or the rules and regulations promulgated by the Securities and Exchange Commission under the Exchange Act, and relinquishes all rights and remedies accorded by applicable law to a seller of securities with respect to the Queue Shares to the maximum extent permitted by law, as well as all rights to participate in any claim, action or remedy others may now or hereafter have with respect to the foregoing; and
(3)with respect to the purchase and sale of the Queue Shares, releases and discharges the Purchaser and its directors, officers, partners, stockholders, members, investors, employees, attorneys, agents and

Representatives and all successors and assigns thereto (each a “Released Party”) of and from any and all suits, demands, obligations, liabilities, claims and causes of action, contingent or otherwise, of every kind and nature, at law and in equity, which the Queue Seller and/or its affiliates, successors or assigns may have against any Released Party, to the extent arising from or in connection with the existence, possession or non-disclosure of any Excluded Information whether asserted, unasserted, absolute, contingent, known or unknown.
(d)The Queue Seller hereby represents to each Released Party that (i) it has not assigned any claim or possible claim against the Released Parties, (ii) it fully intends to release all claims against the Released Parties as set forth above, and (iii) it has been advised by, and has consulted with, counsel with respect to the execution and delivery of this Agreement and has been fully apprised of the consequences of the waivers and releases set forth in this Section 2.8.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE MARIE CROATTI SELLERS

The Marie Croatti Sellers each hereby represent and warrant to the Purchaser as follows:

Section 3.1 Authority and Approvals. Each of the Marie Croatti Sellers has the power and authority to enter into and perform such Marie Croatti Seller’s obligations under this Agreement, and all action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the Marie Croatti Transactions has been duly and validly taken. This Agreement has been duly and validly executed and delivered by each of the Marie Croatti Sellers. Assuming this Agreement constitutes a valid and binding agreement of the Purchaser, this Agreement constitutes a valid and binding agreement of each of the Marie Croatti Sellers, enforceable against each of the Marie Croatti Sellers in accordance with its terms.

Section 3.2 The Marie Croatti Shares. Each of the Marie Croatti Sellers is the record and beneficial owner of the Marie Croatti Shares that such Marie Croatti Seller is selling to the Purchaser pursuant to this Agreement. Except for this Agreement, there is no agreement, arrangement or understanding with any other Person regarding the sale or transfer of any Marie Croatti Shares, and there exist no liens, claims, options, proxies, voting agreements, charges or encumbrances of any kind affecting the Marie Croatti Shares, other than any restrictions on transfer that may be imposed by Law or the Purchaser’s organizational documents. Upon transfer of the Marie Croatti Shares to the Purchaser at the Closing against payment of the Marie Croatti Purchase Price, the Purchaser will acquire ownership of the Marie Croatti Shares, free and clear of all liens, claims, options, proxies, voting agreements, charges or encumbrances of any kind affecting the Marie Croatti Shares, other than any restrictions on transfer that may be imposed by Law or the Purchaser’s organizational documents.

Section 3.3 Investment Purpose. Each of the Marie Croatti Sellers (a) acquired the Marie Croatti Shares that such Marie Croatti Seller is selling to the Purchaser pursuant to this Agreement for investment purposes only and not with a view toward distribution or resale in violation of any applicable securities Laws, and (b) is selling the Marie Croatti Shares that such Marie Croatti Seller is selling to the Purchaser pursuant to this Agreement, as principal, for such Marie Croatti Seller’s own account and not as a broker or agent for another party.

Section 3.4 No General Solicitation; etc. Each of the Marie Croatti Sellers acknowledges that (a) neither the Purchaser nor any of such Marie Croatti Seller’s Representatives has either directly or indirectly, including through a broker or finder engaged in any general solicitation relating to the purchase of the Marie Croatti Shares; (b) each of the Marie Croatti RC Purchase Price, Marie Croatti CC Purchase Price, Marie Croatti CL Purchase Price, Marie Croatti FC Purchase Price and Marie Croatti Individual Purchase Price was determined through private arm’s length negotiations between the Purchaser and each applicable Marie Croatti Seller, and neither the Purchaser nor the Marie Croatti Seller is under any obligation or compulsion to enter into this Agreement; and (c) the Purchaser has not required any of the Marie Croatti Sellers, as a condition to entering into this Agreement, to sell a particular number of shares of Common Stock or Class B Stock.

Section 3.5 No Conflicts. The execution, delivery and performance of this Agreement will not (i) violate, conflict with, or result in the breach, acceleration, default or termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions, or conditions of any material agreements or instrument to which any of the Marie Croatti Sellers is a party or by which any of the Marie Croatti Sellers or the Marie Croatti Sellers’ assets may be bound, or (ii) constitute a violation of any material applicable law, rule or regulation, or of any judgment, order, injunctive, award or decree of any court, administrative agency or other governmental authority applicable to any of the Marie Croatti Sellers.

Section 3.6 Broker’s Fees. Each of the Marie Croatti Sellers has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the Marie Croatti Transactions.

Section 3.7 No Bad Actors. None of the Marie Croatti Sellers nor, to the knowledge of any Marie Croatti Seller, any person that has been or will be paid (directly or indirectly) renumeration or a commission for such person’s participation in the offer or sale of the Marie Croatti Shares, including solicitation of purchasers of the Marie Croatti Sellers, is subject to an event that would disqualify an issuer or other covered person under Rule 506(d)(1) of Regulation D or is subject to a statutory disqualification described under Section 3(a)(39) of the Exchange Act.

Section 3.8 Excluded Information.
(e)Each of the Marie Croatti Sellers acknowledges that the Purchaser may have access to and may possess material nonpublic information regarding the Purchaser not known to the Marie Croatti Sellers (the “Excluded Information”). The Excluded Information may or may not be material, may or may not have been publicly disclosed by or on behalf of the Purchaser, directly or indirectly, and may or may not be available to each Marie Croatti Seller from sources other than the Purchaser. Although such Excluded Information may be indicative of a value of the Marie Croatti Shares that is substantially different than each Marie Croatti Purchase Price, each of the Marie Croatti Sellers is experienced, sophisticated and knowledgeable in trading securities of public and private companies and understands the disadvantages to which each such Marie Croatti Seller may be subject on account of the disparity of information as between each such Marie Croatti Seller and the Purchaser, and each of the Marie Croatti Sellers has nonetheless deemed it appropriate and in its best interest to engage in the sale of the Marie Croatti Shares hereunder. Each of the Marie Croatti Sellers further represents, warrants and acknowledges that it: (a) is a sophisticated seller with respect to the Marie Croatti Shares, (b) has adequate information concerning the Marie Croatti Shares, (c) has conducted, to the extent it deemed necessary, an independent investigation of such matters as, in its judgment, is necessary for it to make an informed investment decision with respect to the sale of the Marie Croatti Shares to the Purchaser and with respect to the Purchaser as the purchaser of the Marie Croatti Shares, and (d) has not relied upon the Purchaser for any investigation into, assessment of, or evaluation with respect to the sale of the Marie Croatti Shares to the Purchaser or with respect to the Purchaser as the purchaser of the Marie Croatti Shares.
(f)Each of the Marie Croatti Sellers acknowledges that it has been afforded (i) the opportunity to receive information (including the Excluded Information) about the Purchaser and its financial condition, results of operations, business, properties, management and prospects, and (ii) the opportunity to ask such questions of, and to receive answers from, Representatives of the Purchaser concerning such information (including the Excluded Information), in each case sufficient to enable it to evaluate a decision to sell the Marie Croatti Shares to the Purchaser.
(g)Each of the Marie Croatti Sellers hereby:
(1)agrees that neither the Purchaser nor its directors, officers, partners, stockholders, members, investors, employees, attorneys, agents or Representatives shall have any liability to any of the Marie Croatti Sellers or their respective affiliates with respect to the existence, possession or non-disclosure of any Excluded Information, whether arising directly or indirectly, primarily or secondarily, by contract or operation of law or otherwise, including as a matter of contribution, indemnification, set-off, rescission, or reimbursement;
(2)waives any right, claim or cause of action, at law or in equity, arising from or relating to, directly or indirectly, the existence, possession or non-disclosure of any Excluded Information, including without limitation pursuant to Sections 10(b) and 20A of the Exchange Act, or the rules and regulations promulgated by the Securities and Exchange Commission under the Exchange Act, and relinquishes all rights and remedies accorded by applicable law to a seller of securities with respect to the Marie Croatti Shares to the maximum extent permitted by law, as well as all rights to participate in any claim, action or remedy others may now or hereafter have with respect to the foregoing; and
(3)with respect to the purchase and sale of the Marie Croatti Shares, releases and discharges the Purchaser and its directors, officers, partners, stockholders, members, investors, employees, attorneys, agents and Representatives and all successors and assigns thereto (each a “Released Party”) of and from any and all suits, demands, obligations, liabilities, claims and causes of action, contingent or otherwise, of every kind and nature, at law and in equity, which the Marie Croatti Seller and/or its affiliates, successors or assigns may have against any Released Party, to the extent arising from or in connection with the existence, possession or non-disclosure of any Excluded Information whether asserted, unasserted, absolute, contingent, known or unknown.
(h)Each of the Marie Croatti Sellers hereby represents to each Released Party that (i) it has not assigned any claim or possible claim against the Released Parties, (ii) it fully intends to release all claims against the Released Parties as set forth above, and (iii) it has been advised by, and has consulted with, counsel with respect to the execution and delivery of this Agreement and has been fully apprised of the consequences of the waivers and releases set forth in this Section 3.8.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Sellers as follows:

Section 4.1 Authorization of Agreement. The Purchaser has the power and authority to enter into and perform its obligations under this Agreement, and all action necessary on the part of the Purchaser to authorize the execution, delivery and performance of this Agreement and the consummation of each of the Transactions has been duly and validly taken. This Agreement has been duly and validly executed and delivered by the Purchaser. Assuming this Agreement constitutes a valid and binding obligation of each of the Sellers, this Agreement constitutes a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms.

Section 4.2 No Conflicts. The execution, delivery and performance of this Agreement will not (i) violate, conflict with, or result in the breach, acceleration, default or termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions, or conditions of the organizational documents of the Purchaser or any material agreements or instrument to which the Purchaser is a party or by which it or its assets may be bound, or (ii) constitute a violation of any material applicable law, rule or regulation, or of any judgment, order, injunctive, award or decree of any court, administrative agency or other governmental authority applicable to the Purchaser.

Section 4.3 No General Solicitation, etc. The Purchaser acknowledges that (a) neither of the Sellers nor any of their Representatives has either directly or indirectly, including through a broker or finder engaged in any general solicitation relating to the sale of the Shares; (b) the Purchase Price was determined through private arm’s length negotiations between the Purchaser and each applicable Seller and neither the Purchaser nor the Seller is under any obligation or compulsion to enter into this Agreement; and (c) the Sellers have not required the Purchaser, as a condition to entering into this Agreement, to purchase a particular number of shares of Common Stock or Class B Stock.

ARTICLE V

MISCELLANEOUS

Section 5.1 Expenses. Each party hereto shall pay its own expenses incurred in connection with this Agreement, including, but not limited to, any fees payable to an agent, broker, investment or commercial banker, person or firm acting on behalf of or under the authority of such party who is entitled to any broker’s or finder’s fee or any other commission or fee directly or indirectly in connection with the Transactions.

Section 5.2 Severability. If any provision of this Agreement shall be held invalid or unenforceable, each other provision hereof shall be given effect to the extent possible without such invalid or unenforceable provision and to that extent, the provisions of this Agreement shall be severable.

Section 5.3 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered personally, mailed by certified or registered mail, postage prepaid, or sent by facsimile, with confirmation of receipt, addressed, in the case of the Purchaser, to UniFirst Corporation, Attn: Chief Executive Officer, 68 Jonspin Road, Wilmington, MA 01887, and in the case of each of the Sellers, to the address designated in writing by each such Seller. All such notices, requests, demands and other communications shall, when mailed (registered or certified mail, return receipt requested, postage prepaid), or personally delivered, be effective four days after deposit in the mails or when personally delivered, respectively, addressed as aforesaid, unless otherwise provided herein and, when telecopied, shall be effective upon actual receipt.

Section 5.4 Modifications, Consents and Waivers. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto. Any party hereto may waive compliance, with respect to any obligations owed to such party, with any provision of this Agreement. Any waiver hereunder shall be effective only if made in a writing signed by the party to be charged therewith and only in the specific instance and for the purpose for which given. No failure or delay on the part of any party in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege.

Section 5.5 Governing Law; Consent to Jurisdiction; Jury Waiver. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws thereof. Each of the parties hereto irrevocably agrees that any legal action or proceeding brought by any party to this Agreement with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by another party hereto or its successors or assigns, shall be brought and determined exclusively in the Business Litigation Session of the Superior Court of the Commonwealth of Massachusetts for Suffolk County, Massachusetts (or if such court does not have jurisdiction, any state court located within the Commonwealth of Massachusetts, or if those courts do not have jurisdiction, then any federal court of the United States located within the Commonwealth of Massachusetts). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding brought by any party to this Agreement with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 5.5, (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) waives, to the fullest extent permitted by the applicable law, any claim that (A) such suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereto irrevocably agrees that, subject to any available appeal rights, any decision, order, or judgment issued by such above named courts shall be binding and enforceable, and irrevocably agrees to abide by any such decision, order, or judgment. Each of the parties hereto agrees that service of process upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 5.5. Each of the parties hereto irrevocably and unconditionally waives all right to trial by jury in any such action or proceeding.

Section 5.6 No Other Representations; No Liability. Each party acknowledges that the representations and warranties of the other party expressly and specifically set forth herein constitute such other party’s sole and exclusive representations and warranties in connection with the Transactions, and further agrees that all other representations and warranties of any kind or nature express or implied are specifically disclaimed.

Section 5.7 Execution in Counterparts. This Agreement may be executed by the parties individually or in counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

Section 5.8 Headings. Article and section headings used in this Agreement are for convenience only and shall not affect the interpretation or construction of any provision of this Agreement.

Section 5.9 Entire Agreement. This Agreement and the Exhibit hereto contain the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

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IN WITNESS WHEREOF, the parties have caused this Stock Repurchase Agreement to be executed as of the date first above written.
PURCHASER:
UNIFIRST CORPORATION

By: /s/ Steven S. Sintros_______________
Steven S. Sintros
President and Chief Executive Officer

QUEUE SELLER:
THE QUEUE LIMITED PARTNERSHIP
By: Queue Management Associates, Inc., its General Partner

By: /s/ Cynthia Croatti_________________
Cynthia Croatti
President

MARIE CROATTI:                    MARIE CROATTI RC SELLER:
MARIE CROATTI CC SELLER:
MARIE CROATTI CL SELLER:
MARIE CROATTI FC SELLER:

Marie Croatti

Marie Croatti, as Trustee of The Marie Croatti RC Trust - 2006, under instrument of trust dated May, 23, 2006, as amended

Marie Croatti, as Trustee of The Marie Croatti CC Trust - 2006, under instrument of trust dated May, 23, 2006, as amended

Marie Croatti, as Trustee of The Marie Croatti CL Trust - 2006, under instrument of trust dated May, 23, 2006, as amended

Marie Croatti, as Trustee of The Marie Croatti FC Trust - 2006, under instrument of trust dated May, 23, 2006, as amended

By: /s/ Marie Croatti___________________
Marie Croatti

Exhibit A

UniFirst Corporation
Lock-Up Agreement
March 27, 2018
UniFirst Corporation
68 Jonspin Road
Wilmington, MA 01887

Re: UniFirst Corporation - Lock-Up Agreement
Ladies and Gentlemen:
The undersigned understands that you propose to enter into a Stock Repurchase Agreement (the “Agreement”) providing for the repurchase of certain shares (the “Shares”) of Common Stock and Class B Common Stock of UniFirst Corporation (the “Company”).
In consideration of the agreement by the Company to repurchase the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date that is 90 days after the date hereof (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock or Class B Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock or Class B Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock or Class B Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC, including, without limitation, those shares held in any trust with respect to which the undersigned is a trustee or beneficiary or in any partnership with respect to which the undersigned is a general partner or director, officer or shareholder of a general partner (collectively the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.
Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, (iii) by will or intestate succession to an immediate family member, provided that the transferee or transferees thereof agree to be bound in writing by the restrictions set forth herein, (iv) if the undersigned is not an individual, as a distribution to limited partners, members, shareholders or other equity holders of the undersigned, provided that the transferee or transferees thereof agree to be bound in writing by the restrictions set forth herein, (v) any transfers by operation of law, including pursuant to a domestic order or a negotiated divorce settlement, provided that the transferee or transferees thereof agree to be bound in writing by the restrictions set forth herein, (vi) pursuant to a trading plan established in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, or (vii) with the prior written consent of the Company.

The undersigned understands that the Company is relying upon this Lock-Up Agreement in proceeding toward consummation of the transactions contemplated by the Agreement. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.
[Signature Page Follows]

Very truly yours,

________________________________________
Exact Name of Shareholder

________________________________________
Authorized Signature